UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 15, 2022
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001710360

CD 2017-CD5 Mortgage Trust

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

German American Capital Corporation

(Central Index Key Number: 0001541294)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-12 (Commission File Number of the issuing entity)	82-2599112 82-2726539 82-6572703 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02  Change of Servicer or Trustee.

The General Motors Building Mortgage Loan, an asset of CD 2017-CD5 Mortgage Trust (the “Issuing Entity”), is being serviced pursuant to the trust and servicing agreement (the “BXP 2017-GM Trust and Servicing Agreement”), dated as of June 9, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Argentic Services Company LP (as successor to AEGON USA Realty Advisors, LLC), as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee, which governs the issuance of the BXP Trust 2017-GM, Commercial Mortgage Pass-Through Certificates, Series 2017-GM. The BXP 2017-GM Trust and Servicing Agreement was filed as Exhibit 4.2 to the Current Report on Form 8-K with respect to the Issuing Entity dated August 15, 2017 under Commission File No. 333-207132-12.

Pursuant to Section 7.1(e) of the BXP 2017-GM Trust and Servicing Agreement, the controlling class representative under the BXP 2017-GM Trust and Servicing Agreement terminated Argentic Services Company LP, as special servicer under the BXP 2017-GM Trust and Servicing Agreement, and appointed Green Loan Services LLC to act as successor special servicer under the BXP 2017-GM Trust and Servicing Agreement.  The termination of Argentic Services Company LP as special servicer under the BXP 2017-GM Trust and Servicing Agreement and the appointment of Green Loan Services LLC as successor special servicer under the BXP 2017-GM Trust and Servicing Agreement is effective as of July 15, 2022.  A copy of the related Acknowledgement and Assumption of Proposed Special Servicer, dated July 15, 2022 is attached hereto as Exhibit 20.1.

Green Loan Services LLC is also the Outside Special Servicer with respect to the Olympic Tower Mortgage Loan, an asset of the Issuing Entity, which is being serviced pursuant to the trust and servicing agreement (the “Olympic Tower 2017-OT Trust and Servicing Agreement”), dated as of May 6, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Green Loan Services LLC (as successor to KeyBank National Association), as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.  The Olympic Tower 2017-OT Trust and Servicing Agreement was filed as Exhibit 4.3 to the Current Report on Form 8-K with respect to the Issuing Entity dated August 15, 2017 under Commission File No. 333-207132-12.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the pooling and servicing agreement (the “Pooling and Servicing Agreement”) dated as of August 1, 2017 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity dated August 15, 2017 under Commission File No. 333-207132-12.

The Outside Special Servicer with respect to the General Motors Building Mortgage Loan

Green Loan Services LLC, a Delaware limited liability company (“GLS”), acts as the special servicer (in such capacity, the “Olympic Tower Special Servicer”)  for the Olympic Tower Mortgage Loan pursuant to the Olympic Tower 2017-OT Trust and Servicing Agreement, and will act as the special servicer (in such capacity, the “General Motors Building Special Servicer”) for the General Motors Building Mortgage Loan pursuant to the BXP 2017-GM Trust and Servicing Agreement, and in such capacities will be responsible for the servicing and administration of the Specially Serviced Mortgage Loans, REO Properties and Foreclosed Properties (as such terms are defined in the Olympic Tower 2017-OT Trust and Servicing Agreement or BXP 2017-GM Trust and Servicing Agreement, as applicable) pursuant to the Olympic Tower 2017-OT Trust and Servicing Agreement or BXP 2017-GM Trust and Servicing Agreement, as applicable.  GLS maintains its principal servicing office at 1 Vanderbilt Ave and its telephone number is 212-594-2700.  GLS is not an affiliated entity of the directing certificateholder which appointed GLS as the Olympic Tower Special Servicer, and is not an affiliated entity of the directing certificateholder which is appointing GLS as the General Motors Building Special Servicer.

In addition with respect to the 245 Park Avenue Mortgage Loan, an affiliate of GLS holds a preferred equity investment in the 245 Part Avenue Mortgage Loan borrower and a separate affiliate of GLS holds a mezzanine loan on the 245 Park Avenue property.

GLS became approved as a commercial mortgage-based securities special servicer by Fitch and currently has a special servicer rating of “CLLSS2” by Fitch. GLS is rated “Average” by S&P as a special servicer and on the S&P Select Servicer List.

GLS, a limited partnership formed in 2004.  GLS is a wholly owned loan servicing subsidiary of SL Green Realty Corp. (SLG), a publicly traded REIT. GLS’s special servicing portfolio includes CRE mortgages, mezzanine loans, junior loan participations and preferred equity investments. The company performs special servicing predominantly for loans held on SLG’s balance sheet; however, it may perform third-party special servicing for holders of controlling class positions or rake bonds on a limited basis. GLS’s debt portfolio consists of first mortgages and subordinated positions generally in large, complex loan structures. Debt investments are typically backed by New York City properties and often are properties SLG underwrote as potential acquisitions.

As of December 31, 2021, GLS maintains a highly experienced and tenured special servicing team consisting of 14 employees. GLS’s employees are shared resources within SLG, allocating a portion of their time to special servicing. GLS employees include SLG’s CEO and president, members of the legal team, other senior managers and asset underwriters/credit personnel.  Collectively, the management team serves as the company’s asset managers averaging 22 years of industry experience with extensive experience resolving large, complicated real estate assets with a particular expertise in the New York metropolitan office market.

As of December 31, 2021, GLS was named the special servicer on six securitized loans across three SASB transactions, totaling $1.5 billion in outstanding balance, and 20 non-securitized loans totaling $1.7 billion. As of the same date, five securitized loans in two SASB transactions totaling $1.2 billion were in special servicing and GLS was also managing two non-securitized REO assets totaling $63.7 million. Both SLG’s securitized and its non-securitized portfolio reflect the company’s diverse investments in residential and retail properties, in addition to office, increasing GLS’s experience with diverse property types.

GLS has been special servicing since 2004 and has been appointed on $11.58 billion aggregate Unpaid Principal Balance, including $8.48 billion of CMS loans and $3.1 billion of CDO loans over its history.

GLS recent CMBS special servicing portfolio is summarized below:

Period Ending	Aggregate UPB ($ millions)
12/31/19	$418
12/31/20	$418
12/31/21	$1,484
2022 (1)	$4,699

  (1)  as of the date of this 8-K filing.

As required, GLS will engage vendors for third party services pertaining to, among other things, (i) the preparation of appraisals, inspections, surveys, title updates or policies, and environmental and property condition reports, and (ii) actions and decisions for legal issues, property management, listing, leasing, brokerage, tax appeal, REO insurance and operating information analysis.

GLS has developed policies, procedures and controls for the performance of its servicing obligations in compliance with applicable servicing agreements, and the applicable servicing criteria set forth in Item 1122 of Regulation AB. GLS reviews its policies and procedures regularly and updates them on an annual basis to ensure that they reflect its current servicing practices. There were no material changes made to the policies and procedures in 2021. Additionally, GLS has a documented disaster recovery and business continuity plan. GLS does not have a stand-alone internal audit department. GLS will engage a qualified independent public accounting firm to review internal audit functions.

In its capacity as a special servicer GLS does not have any advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer.

GLS, in its role as a special servicer, does not establish any bank accounts except for REO bank accounts as required pursuant to the transaction documents. All such accounts will be established at financial institutions meeting the requirements of the related transaction documents. Funds in such accounts will not be commingled.

In its capacity as the Olympic Tower Special Servicer and the General Motors Building Special Servicer, GLS will not have primary responsibility for custody services of original documents evidencing the Olympic Tower Mortgage Loan or the General Motors Building Mortgage Loan, but may from time to time have custody of certain of such documents as necessary for enforcement actions involving such mortgage loans or otherwise. To the extent that GLS has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard specified in the Olympic Tower 2017-OT Trust and Servicing Agreement or the BXP 2017-GM Trust and Servicing Agreement, as applicable.

GLS expects from time-to-time to be a party to lawsuits and other legal proceedings as part of its duties as a special servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of its business. GLS does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the Olympic Tower 2017-OT Trust and Servicing Agreement or the BXP 2017-GM Trust and Servicing Agreement, as applicable. There are currently no proceedings pending and no legal proceedings known to be contemplated by governmental authorities, against GLS or of which any of its property is the subject, which are material to the CD 2017-CD5 Mortgage Trust certificateholders.

From time to time, GLS and/or its affiliates may purchase or sell securities, including certificates issued in the CD 2017-CD5, Olympic Tower 2017-OT, or BXP 2017-GM offerings.

GLS may enter into one or more arrangements with the applicable directing certificateholder, holders of certificates of the controlling class or any person with the right to appoint or remove and replace the special servicer under the Olympic Tower 2017-OT Trust and Servicing Agreement or the BXP 2017-GM Trust and Servicing Agreement, as applicable, to provide for a discount and/or revenue sharing with respect to certain of the special servicing compensation in consideration of, among other things, GLS’s appointment as special servicer under the Olympic Tower 2017-OT Trust and Servicing Agreement or the BXP 2017-GM Trust and Servicing Agreement, as applicable, and any related intercreditor agreement and limitations on such person’s right to replace the special servicer.

The information above set forth under this “The Outside Special Servicer with respect to the General Motors Building Mortgage Loan” heading has been provided by Green Loan Services LLC.

A description of additional material terms of the BXP 2017-GM Trust and Servicing Agreement and the Olympic Tower 2017-OT Trust and Servicing Agreement regarding the role of the Outside Special Servicer with respect to the General Motors Building Mortgage Loan and the Olympic Tower Mortgage Loan, including limitations on such Outside Special Servicer’s liability under the BXP 2017-GM Trust and Servicing Agreement and the Olympic Tower 2017-OT Trust and Servicing Agreement and terms regarding such Outside Special Servicer’s removal, replacement, resignation or transfer, is included under the heading “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus with respect to the Issuing Entity, dated July 24, 2017 and filed with the Securities and Exchange Commission on August 15, 2017 under Commission File No. 333-207132-12.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1	Acknowledgement and Assumption of Proposed Special Servicer, dated July 15, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: July 15, 2022

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